EXHIBIT 99.2
     Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because Sierra Pacific Resources (the “Company”) believes that these measures are useful to investors because the ratings agencies use these measures when determining a company’s credit ratings. The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings. The Company believes that net income is the most directly comparable GAAP measure to FFO.
     Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures. FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service. Other utility companies may calculate FFO differently than we do. Consequently, the FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Resources

Funds From Operations (FFO)

	Nine Months ended September 30,		Year ended December 31,						LTM September 30,
	2007	2006	2006		2005		2004		2007
Net Income Applicable to Common Stock	$193,583	$251,324	$277,451		$82,237		$28,571		$219,710

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	174,787	170,113	228,875		214,662		205,922		233,549
Deferred taxes and deferred investment tax credit	103,598	122,062	136,026		41,609		33,690		117,562
AFUDC (Debt and Equity)	(40,662)	(26,518)	(35,345)		(45,013)		(14,535)		(49,489)
Deferred energy costs disallowed	—	—	—		—		1,586		—
Goodwill impairment	—	—	—		—		11,695		—
Impairment of assets of subsidiary	—	—	—		—		10,997		—
Gain on sale of discontinued operations	—	—	—		—		(2,506)		—
Plant costs disallowed	—	—	—		—		47,092		—
Reinstatement of deferred energy costs	—	(178,825)	(178,825)		—		—		—
Reinstated interest on deferred energy	(11,076)	—	—		—		—		(11,076)
Carrying charge on Lenzie plant	(16,080)	(26,957)	(33,440)		—		—		(22,563)
Gain on sale of investment	—	—	(62,927)		—		—		(62,927)
Other, net	11,422	(24,985)	24,650		(219)		(23,453)		61,057

Funds from Operations (Before Deferred Energy Costs)	415,572	286,214	356,465		293,276		299,059		485,823

Amortization deferred energy costs — electric	172,046	130,279	166,821		188,221		265,418		208,588
Amortization deferred energy costs — gas	734	4,773	6,234		1,446		3,242		2,195
Deferral of energy costs — electric plus terminated suppliers	11,900	(75,599)	(45,996)		(23,063)		(147,589)		41,503
Deferral of energy costs — gas	3,749	1,897	436		(2,519)		(7,480)		2,288
Payment to terminating supplier	—	(65,368)	(65,368)		—		(61,129)		—
Proceeds from claim on terminating supplier	—	41,365	41,365		—		—		—

Adjusted Funds from Operations	$604,001	$323,561	$459,957		$457,361		$351,521		$740,397

Long-term debt	$4,337,745	$4,162,341	$4,001,542		$3,817,122		$4,081,281		$4,337,745
Current maturities of long-term debt	109,614	41,051	8,348		58,909		8,491		109,614

Total Debt	$4,447,359	$4,203,392	$4,009,890		$3,876,031		$4,089,772		$4,447,359

Preferred Stock	$—	$—	$—		$50,000		$50,000		$—

Net interest expense	$210,037	$228,670	$311,088		$284,927		$307,546		$292,455
AFUDC debt	18,269	12,869	17,119		24,691		8,587		22,519

Adjusted Interest Expense	$228,306	$241,539	$328,207		$309,618		$316,133		$314,974

Debt/Funds from operations			11.25	x	13.22	x	13.68	x	9.15	x
Debt/Adjusted FFO			8.72	x	8.47	x	11.63	x	6.01	x
Funds from Operations Interest Coverage			2.09	x	1.95	x	1.95	x	2.54	x
Adjusted Funds From Operations Interest Coverage			2.40	x	2.48	x	2.11	x	3.35	x
Common shareholders equity			$2,622,297		$2,060,154		$1,498,616		$2,808,253
Total Capitalization (including current maturities of long-term debt)			$6,632,187		$5,986,185		$5,638,388		$7,255,612
Debt/Capitalization			60.46%		64.75%		72.53%		61.30%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Nevada Power Company

Funds From Operations (FFO)

	Nine Months ended September 30,		Year ended December 31,						LTM September 30,
	2007	2006	2006		2005		2004		2007
Net Income	$161,280	$236,273	$224,540		$132,734		$104,312		$149,547

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	112,745	104,076	141,585		124,098		118,841		150,254
Deferred taxes and deferred investment tax credit	76,188	113,015	107,392		86,910		57,066		70,565
AFUDC (Debt and Equity)	(20,235)	(20,190)	(23,369)		(41,870)		(9,968)		(23,414)
Deferred energy costs disallowed	—	—	—		—		1,586		—
Reinstatement of deferred energy costs	—	(178,825)	(178,825)						—
Reinstated interest on deferred energy	(11,076)	—	—		—		—		(11,076)
Carrying charge on Lenzie plant	(16,080)	(26,957)	(33,440)		—		—		(22,563)
Other, net	(8,461)	(26,129)	3,394		(7,433)		(44,149)		21,062

Funds from Operations (Before Deferred Energy Costs)	294,361	201,263	241,277		294,439		227,688		334,375

Amortization deferred energy costs	137,633	95,830	120,499		131,471		228,765		162,302
Deferral of energy costs plus terminated suppliers	700	(58,158)	(46,086)		(31,219)		(112,992)		12,772
Payment to terminating supplier	—	(37,410)	(37,410)		—		(50,311)		—
Proceeds from claim on terminating supplier	—	26,391	26,391		—		—		—

Adjusted Funds from Operations	$432,694	$227,916	$304,671		$394,691		$293,150		$509,449

Long-term debt	$2,677,193	$2,429,256	$2,380,139		$2,214,063		$2,275,690		$2,677,193
Current maturities of long-term debt	7,971	18,651	5,948		6,509		6,091		7,971

Total Debt	$2,685,164	$2,447,907	$2,386,087		$2,220,572		$2,281,781		$2,685,164

Net interest expense	$132,155	$134,063	$176,612		$134,657		$137,388		$174,704
AFUDC debt	9,189	10,050	11,614		23,187		5,738		10,753

Adjusted Interest Expense	$141,344	$144,113	$188,226		$157,844		$143,126		$185,457

Debt/Funds from operations			9.89	x	7.54	x	10.02	x	8.03	x
Debt/Adjusted FFO			7.83	x	5.63	x	7.78	x	5.27	x
Funds from Operations Interest Coverage			2.28	x	2.87	x	2.59	x	2.80	x
Adjusted Funds From Operations Interest Coverage			2.62	x	3.50	x	3.05	x	3.75	x
Common shareholders equity			$2,172,198		$1,762,089		$1,436,788		$2,323,684
Total Capitalization (including current maturities of long-term debt)			$4,558,285		$3,982,661		$3,718,569		$5,008,848
Debt/Capitalization			52.35%		55.76%		61.36%		53.61%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Power Company

Funds From Operations (FFO)

	Nine Months ended September 30,		Year ended December 31,						LTM September 30,
	2007	2006	2006		2005		2004		2007
Net Income	$57,528	$42,299	$57,709		$52,074		$18,577		$72,938

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	62,043	66,037	87,279		90,569		86,806		83,285
Deferred taxes and deferred investment tax credit	(25,456)	(27,392)	(39,361)		209		11,640		(37,425)
AFUDC (Debt and Equity)	(20,427)	(6,328)	(11,976)		(3,143)		(4,567)		(26,075)
Plant costs disallowed	—	—	—		—		47,092		—
Other, net	18,583	2,470	16,935		318		474		33,048

Funds from Operations (Before Deferred Energy Costs)	92,271	77,086	110,586		140,027		160,022		125,771

Amortization deferred energy costs — electric	34,413	34,449	46,322		56,750		36,653		46,286
Amortization deferred energy costs — gas	734	4,773	6,234		1,446		3,241		2,195
Deferral of energy costs — electric plus terminated suppliers	11,200	(17,441)	90		8,156		(34,598)		28,731
Deferral of energy costs — gas	3,749	1,897	436		(2,519)		(7,480)		2,288
Payment to terminating supplier	—	(27,958)	(27,958)		—		(10,818)		—
Proceeds from claim on terminating supplier	—	14,974	14,974		—		—		—

Adjusted Funds from Operations	$142,367	$87,780	$150,684		$203,860		$147,020		$205,271

Long-term debt	$1,110,166	$1,072,076	$1,070,858		$941,804		$994,309		$1,110,166
Current maturities of long-term debt	101,643	22,400	2,400		52,400		2,400		101,643

Total Debt	$1,211,809	$1,094,476	$1,073,258		$994,204		$996,709		1,211,809

Preferred Stock	$—	$—	$—		$50,000		$50,000		$—

Net interest expense	$45,199	$54,833	$71,506		$69,067		$62,831		$61,872
AFUDC debt	9,080	2,819	5,505		1,504		2,849		11,766

Adjusted Interest Expense	$54,279	$57,652	$77,011		$70,571		$65,680		$73,638

Debt/Funds from operations			9.71	x	7.10	x	6.23	x	9.64	x
Debt/Adjusted FFO			7.12	x	4.88	x	6.78	x	5.90	x
Funds from Operations Interest Coverage			2.44	x	2.98	x	3.44	x	2.71	x
Adjusted Funds From Operations Interest Coverage			2.96	x	3.89	x	3.24	x	3.79	x
Common shareholders equity			$884,737		$727,777		$705,395		$937,546
Total Capitalization (including current maturities of long-term debt)			$1,957,995		$1,771,981		$1,752,104		$2,149,355
Debt/Capitalization			54.81%		56.11%		56.89%		56.38%